                                                                  EXHIBIT 10.8.8

                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------

          THIS TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of February 15, 1996 is made by each of MDT CORPORATION, a Delaware corporation ("MDT"), MDT BIOLOGIC COMPANY, a Delaware corporation ("Biologic"), MDT DIAGNOSTIC COMPANY, a Delaware corporation ("Diagnostic"), MDT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario ("Canada"), and MDT TECHNIONIC COMPANY, a Delaware corporation ("Technionic") (individually, a "Debtor", and collectively, the "Debtors"), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent under the below-referenced Credit Agreement ("Secured Party").

                                   RECITALS
                                   --------

          A. The Debtors and Secured Party are parties to the Credit Agreement, pursuant to which the Banks agreed to make certain financial accommodations to the Debtors. In addition, each Debtor is party to a Security Agreement, pursuant to which, such Debtor has granted to Secured Party a security interest in (among other things) all of the general intangibles of such Debtor.

          B. Pursuant to the February 15, 1996 Amendment, and as one of the conditions precedent to the obligations of the Banks thereunder, each Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Patent and Trademark Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the trademarks and other general intangibles described herein.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Debtor hereby agrees in favor of Secured Party as follows:

     1.   Definitions; Interpretation.
          ---------------------------

          (a)  Certain Defined Terms.  As used in this Agreement, the following
               ---------------------
terms shall have the following meanings:

          "Credit Agreement" shall mean that certain Credit Agreement, dated
           ----------------
as of August 20, 1993, among Wells Fargo Bank, National Association ("Wells Fargo"), Chemical Bank ("Chemical"), Secured Party, and the Debtors (other than Technionic), as amended by that certain Amendment to Credit Agreement, dated as of August 1, 1995, among Wells Fargo, Chemical, Secured Party, and the Debtors, as further amended by that certain Amendment to Credit Agreement, dated as of even date herewith, among Wells Fargo, Chemical, Secured

Party, and the Debtors, and as otherwise amended, restated, modified, or supplemented from time to time.

          "Proceeds" means whatever is receivable or received from or upon the
           --------
sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined at UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of any Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of any Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any
           ---
successor thereto.

          "Secured Obligations" means all liabilities, obligations, or
           -------------------
undertakings owing by each Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Credit Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which the Debtors are required to pay pursuant to any of the foregoing, by law, or otherwise.

          "Trademark Collateral" has the meaning set forth in Section 2.
           --------------------

          "Trademarks" has the meaning set forth in Section 2.
           ----------

          "UCC" means the Uniform Commercial Code as in effect from time to
           ---
time in the State of California.

          "United States" and "U.S." each mean the United States of America.
           -------------       ----

          (b)  Terms Defined in UCC.  Where applicable and except as otherwise
               --------------------
defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

          (c)  Interpretation.  In this Agreement, except to the extent the
               --------------
context otherwise requires:

               (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

               (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

               (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

               (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

               (v) References to agreements and other contractual instruments shall be deemed to include any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

               (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

               (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

               (viii) Capitalized words not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

               (ix) In the event of a direct conflict between the terms and provisions of this Agreement, on the one hand, and the Credit Agreement or the applicable Security Agreement, on the other hand, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Credit Agreement or the applicable Security Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of the Debtors and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict with the Credit Agreement or the applicable Security Agreement.

     2.   Security Interest.
          -----------------

          (a)  Assignment and Grant of Security Interest.  As security for the
               -----------------------------------------
payment and performance of the Secured Obligations, each Debtor hereby assigns, transfers, and conveys to Secured Party, and hereby grants a security interest to Secured Party in, all of such Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising (collectively, the "Trademark Collateral"):

               (i) all state (including common law), federal and foreign trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by that Debtor (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach and where the licensor, other than any affiliate of a Debtor, has elected such termination remedy), and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including without limitation any of the foregoing identified on Schedule A
                                                                ----------
hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of that Debtor or in the name of Secured Party for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

               (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

               (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of that Debtor's business symbolized by the Trademarks or associated therewith; and

               (iv)   all products and Proceeds of any and all of the foregoing.

          (b)  Continuing Security Interest.  Each Debtor agrees that this
               ----------------------------
Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
Section 17.

     3.  Further Assurances; Appointment of Secured Party as Attorney-in-Fact.
         --------------------------------------------------------------------
Each Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Trademark Collateral and to accomplish the purposes of this Agreement. Secured Party shall have the right, in the name of each Debtor, or in the name of Secured Party or otherwise, without notice to or assent by that Debtor, and each Debtor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as that Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of that Debtor on all or any of such documents or instruments and perform all other acts that Secured Party deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Trademark Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of that Debtor, which Secured Party may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) to assert or retain any rights under any license agreement for any of the Trademark Collateral, including any rights of Debtor arising under Section 365(n) of the Bankruptcy Code, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral (it being understood that so long as no Event of Default has occurred and is continuing, that Debtor may grant or issue licenses in the ordinary course of business with respect to the Trademark Collateral), and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 17.

     4.  Representations and Warranties.  Each Debtor represents and warrants to
         ------------------------------
Secured Party as follows:

          (a)  No Other Trademarks.  Schedule A sets forth a true and correct
               -------------------   ----------
list of all of the existing Trademarks that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. or foreign jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) or used by that Debtor.

          (b)  Trademarks Subsisting.  Each of the Trademarks listed in
               ---------------------
Schedule A is subsisting and has not been adjudged invalid or unenforceable, in
- - ----------
whole or in part, and, to the best of that Debtor's knowledge, each of the Trademarks is valid and enforceable.

          (c)  Ownership of Trademark Collateral; No Violation.  (i) That
               -----------------------------------------------
Debtor has rights in and good and defensible title to the existing Trademark Collateral, (ii) with respect to the Trademark Collateral shown on Schedule A
                                                                   ----------
hereto as owned by it, that Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, registered user agreements and covenants by that Debtor not to sue third persons and (iii) with respect to any Trademarks for which that Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, that Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of the Trademark Collateral. To the best of that Debtor's knowledge, the past, present and contemplated future use of the Trademark Collateral by that Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

          (d)  No Infringement.  To the best of that Debtor's knowledge, no
               ---------------
material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person.

          (e)  Powers.  That Debtor has the unqualified right, power and
               ------
authority to pledge and to grant to Secured Party a security interest in all of that Debtor's right, title, and interest in and to the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

     5.   Covenants.  So long as any of the Secured Obligations remain
          ---------
unsatisfied, each Debtor agrees that it will comply with all of the covenants, terms and provisions of this Agreement, the Credit Agreement and the other Loan Documents, and each Debtor will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which Debtor is a licensee.

     6.   Future Rights.  Except as otherwise expressly agreed to in writing by
          -------------
Secured Party, for so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when any Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of Section 2 shall automatically apply thereto and that Debtor shall give to Secured Party prompt notice thereof. Each Debtor shall do all things deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Trademark Collateral. Each Debtor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on that Debtor's behalf and as its attorney-in-fact to include any future

Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

     7.   Secured Party's Duties.  Notwithstanding any provision contained in
          ----------------------
this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to any Debtor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Secured Party hereunder or in connection herewith, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

     8.   Remedies.  Secured Party shall have all rights and remedies
          --------
available to it under the Credit Agreement, the Security Agreements, and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral or any other Collateral. Each Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Each Debtor agrees that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of the Debtors in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by the Debtors (or their respective successors, permitted assignees or trustees in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of any Debtor or Secured Party, to enforce or protect any of the Trademark Collateral, in which event each Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Trademark Collateral, each Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

     9.   Binding Effect.  This Agreement shall be binding upon, inure to the
          --------------
benefit of and be enforceable by each Debtor and Secured Party and their respective successors and permitted assigns.

     10.  Notices.  All notices and other communications hereunder to or from
          -------
Secured Party or any Debtor shall be in writing and shall be mailed, sent or delivered in accordance with the Credit Agreement.

     11.  GOVERNING LAW AND VENUE; JURY TRIAL WAIVER.  THIS AGREEMENT SHALL BE
          ------------------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE ASSIGNMENT AND SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PROPERTY ARE GOVERNED BY FEDERAL LAW, IN WHICH CASE SUCH CHOICE OF CALIFORNIA LAW SHALL NOT BE DEEMED TO DEPRIVE SECURED PARTY OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SUFFOLK, COMMONWEALTH OF MASSACHUSETTS OR THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH DEBTOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.
                                                  ----------

          EACH DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     12.  Entire Agreement; Amendment.  This Agreement, together with the
          ---------------------------
Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Credit Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

     13.  Severability.  If one or more provisions contained in this Agreement
          ------------
shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

     14.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     15.  Credit Agreement and Security Agreements.  Each Debtor acknowledges
          ----------------------------------------
that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Credit Agreement, the Security Agreements, and the other Loan Documents and all such rights and remedies are cumulative.

     16.  No Inconsistent Requirements.  Each Debtor acknowledges that this
          ----------------------------
Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

     17.  Termination.  Upon the indefeasible payment in full of the Secured
          -----------
Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by any Debtor and at that Debtor's expense as shall be necessary to evidence termination of the security interest granted by that Debtor to Secured Party hereunder.

     18.  Suretyship Waivers and Consents.  Each Debtor acknowledges that the
          -------------------------------
obligations of such Debtor undertaken herein might be construed to consist, at least in part, of the guaranty of obligations of Persons or entities other than such Debtor (including the other Debtors party hereto) and, in full recognition of that fact, each Debtor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, whether before or after any actual or purported termination, repudiation or revocation of this Agreement by any one or more Debtors, and without affecting the enforceability or continuing effectiveness hereof as to each Debtor: (a) if it has so agreed with the applicable other Debtors, supplement, restate, modify, amend, increase, decrease, extend, renew, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, restate, modify, amend, (if it has so agreed with the applicable other Debtors) increase, decrease or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof, or any of the Loan Documents or any additional security or guarantees, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof; (d) accept partial payments on the Secured Obligations; (e) receive and hold additional security or guarantees for the Secured Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Secured Obligations or any part thereof; (h) settle, release on terms satisfactory to Secured Party or by operation of applicable laws or otherwise liquidate or enforce any Secured Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; or (i) consent to the merger, change or any other restructuring or termination of the corporate or partnership existence of any Debtor or any other Person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Debtor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Secured Obligations.

          Upon the occurrence and during the continuance of any Event of Default, Secured Party may enforce this Agreement independently as to each Debtor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Secured Obligations, and it shall not be necessary for Secured Party to marshal assets in favor of any Debtor or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce this Agreement. Each Debtor expressly waives any right to require Secured Party to marshal assets in favor of any Debtor or any other Person or to proceed against any other Debtor or any collateral provided by any Person, and agrees that Secured Party may proceed against Debtors or any collateral in such order as it shall determine in its sole and absolute discretion .

          Secured Party may file a separate action or actions against any Debtor, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Debtor agrees that Secured Party and any Debtor and any Affiliate of any Debtor may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy of this Agreement.

          Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by Secured Party, all as though such amount had not been paid. The rights of Secured Party created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Secured Obligations even though the Secured Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Debtor and whether or not any other Debtor shall have any personal liability with respect thereto.

          To the maximum extent permitted by applicable law, each Debtor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any other Debtor with respect to the Secured Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of any other Debtor (other than by reason of the full payment and performance of all Secured Obligations), (d) any failure of Secured Party to marshal assets in favor of any Debtor or any other Person, (e) any failure of Secured Party to give notice of sale or other disposition of collateral to any Debtor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) any failure of Secured Party to comply with applicable law in connection with the sale or other disposition of any collateral or other security for any Secured Obligation, including any failure of Secured Party to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Secured Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of any of any Debtor or the Secured Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person,
(n) the avoidance of any lien in favor of Secured Party for any reason, or (o) any action taken by Secured Party that is authorized by this section or any other provision of any Loan Document. Until such time as all of the Secured Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) each Debtor hereby waives and postpones any right of subrogation it has or may have as against any other Debtor with respect to the Secured Obligations; and
(ii) in addition, each Debtor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of any other Debtor. Each Debtor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Secured Obligations.

     In the event that all or any part of the Secured Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Debtor authorizes Secured Party on Secured Party's behalf), upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting the obligations of any Debtor, the enforceability of this Agreement, or the validity or enforceability of any liens of, or for the benefit of, Secured Party on any collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale.

     To the fullest extent permitted by applicable law, each Debtor expressly waives any defenses to the enforcement of this Agreement or any rights of Secured Party created or granted hereby or to the recovery by Secured Party against any Debtor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Debtors and may preclude Debtors from obtaining reimbursement or contribution from other Debtors. Each Debtor expressly waives any suretyship defenses or benefits that it otherwise might or would have under applicable law. Each Debtor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein of another Debtor that is subject to any such deeds of trust or mortgages or other instruments and any Debtor's failure to receive any such notice shall not impair or affect such Debtor's obligations or the enforceability of this Agreement or any rights of Secured Party created or granted hereby. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS SECTION, EACH DEBTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY SECURED PARTY, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE OBLIGATIONS, HAS DESTROYED SUCH DEBTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL DEBTOR BY THE OPERATION LAW OR OTHERWISE.

     Debtors and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Debtors otherwise may have against other Debtors, Secured Party or others, or against Collateral. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                              MDT CORPORATION,
                              a Delaware corporation


                              By: /s/ Thomas Hein
                                 --------------------------
                              Title: V.P. Finance & Treasurer


                              MDT BIOLOGIC COMPANY,
                              a Delaware corporation


                              By: /s/ Thomas Hein
                                 --------------------------
                              Title: Treasurer


                              MDT DIAGNOSTIC COMPANY,
                              a Delaware corporation


                              By: /s/ Thomas Hein
                                 --------------------------
                              Title: Treasurer


                              MDT CANADA LIMITED,
                              a corporation incorporated under the laws of the Province of Ontario


                              By: /s/ Thomas Hein
                                 --------------------------
                              Title: Treasurer


                              MDT TECHNIONIC COMPANY,
                              a Delaware corporation


                              By: /s/ Thomas Hein
                                 --------------------------
                              Title: Treasurer

                              WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent


                              By: /s/ Paul S. Dobel
                                 ------------------------
                              Title: S.V.P.

                           LIST OF OMITTED SCHEDULES
                           -------------------------


     The following Schedules to the Trademark Security Agreement have been omitted and will be provided to the Commission upon request:

              Schedule A - U.S. Trademarks of Each Debtor; Foreign Trademarks
                           of each Debtor

STATE OF North Carolina      )
COUNTY OF Wake               )  ss


     On March 26, 1996, before me, Emogene Dominick, Notary Public, personally appeared Thomas M. Hein, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

                           /s/ Emogene Dominick
                         ---------------------------
                         Signature

[SEAL]                            [My Commission Expires 9-13-2000]


STATE OF __________________  )
                             )  ss
COUNTY OF _______________    )


     On ____________, 1996, before me, ______________________________, Notary
Public, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


               ---------------------------
               Signature

[SEAL]

STATE OF __________________  )
                             )  ss
COUNTY OF _______________    )


     On ____________, 1996, before me, ______________________________, Notary
Public, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.


                         ---------------------------
                         Signature

[SEAL]


STATE OF  California         )
          ------------------
                             )  ss
COUNTY OF San Francisco      )
          ------------------

     On March 26, 1996, before me, Barbara L. McCauley, Notary
        --------                   -------------------
Public, personally appeared Paul S. Dobel, personally known to
                            -------------
me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


               /s/ Barbara L. McCauley
               -----------------------
               Signature

[SEAL]